Exhibit 10.4

CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY [***], HAS BEEN OMITTED BECAUSE IT IS BOTH (I) NOT MATERIAL AND (II) IS THE TYPE THAT POWER INTEGRATIONS INC. TREATS AS PRIVATE OR CONFIDENTIAL.

AMENDMENT NUMBER FIFTEEN TO

WAFER SUPPLY AGREEMENT

This Amendment Number Fifteen (this “Amendment”), is effective as of June 23, 2025 (the “Amendment Effective Date”), and amends the Amended and Restated Wafer Supply Agreement that is effective as of April 1, 2003 (the “Original Agreement”), as further amended by Amendment Number One that is effective as of August 11, 2004, Amendment Number Two, that is effective as of April 1, 2008, Amendment Number Three, that is effective as of June 9, 2008, Amendment Number Four, that is effective as of June 13, 2008, Amendment Number Five that is effective as of November 14, 2008, Amendment Number Six that is effective as of November 1, 2015, Amendment Number Seven that is effective as of August 8, 2016, Amendment Number Eight that is effective as of July 26, 2017, Amendment Number Nine that is effective as of February 6, 2019, Amendment Number Ten that is effective as of December 16, 2019, Amendment Number Eleven that is effective as of December 20, 2019, Amendment Number Twelve that is effective as of September 17, 2020, Amendment Number Thirteen that is effective as of February 17, 2022 and Amendment Number Fourteen that is effective as of September 16, 2024 (the “Agreement”), by and between Lapis Semiconductor Co., Ltd., a Japanese corporation having its registered head office at 2-4-8 Shinyokohama, Kouhoku-ku Yokohama 222-8575 Japan (“LAPIS”), and Power Integrations, Ltd. d.b.a. Power Integrations International, Ltd. (“PI”) a Cayman Islands corporation having its principal place of business at 4th Floor, Century Yard, Cricket Square, Elgin Avenue, P.O. Box 32322, Grand Cayman K Y 1-1209, and maintaining a place of business at 51 Newton Road, Goldhill Plaza #20-01/03, Singapore 308900, Singapore (“PI” or “Power Integrations”).

. Unless specifically designated otherwise, capitalized terms used herein shall have the same meanings given them in the Agreement.

RECITALS

WHEREAS, pursuant to the terms of the Agreement, PI grants to LAPIS licenses of certain of PI INTELLECTUAL PROPERTY for the sole purpose of PI acquiring from LAPIS the [***] of certain [***] products; and

WHEREAS, PI and LAPIS desire to amend the terms of the Agreement; and

WHEREAS, in accordance with Section 18.10 of the Agreement, the Agreement may be amended only by an instrument in writing duly executed by authorized representatives of LAPIS and PI.

Now, THEREFORE, in consideration of the mutual promises contained herein and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereby amend the Agreement as follows:

AGREEMENT

1.	Section 13.1 shall be cancelled and the following shall be substituted therefor;

This Agreement shall continue in full force and effect from the Effective Date until [***], unless earlier terminated as provided herein ("Term").

2.	PI and LAPIS agree that LAPIS will manufacture and supply [***] (“[***]”) for PI in accordance with the Agreement, and that PI will place new orders with LAPIS for [***], and that Exhibit F is added to the Agreement by this Amendment.

Effective as of the Amendment Effective Date, all references in the Agreement to “the Agreement” or “this Agreement” shall mean the Agreement as amended by this Amendment. Except as expressly amended herein, the terms of the Agreement continue unchanged and shall remain in full force and effect. This Amendment may be executed in one or more counterparts, each of which shall be considered an original, but all of which counterparts together shall constitute one and the same instrument.

[Signatures appear on the next page.]

IN WITNESS WHEREOF, the parties have caused this Amendment to be executed by their duly authorized representatives, effective as of the Amendment Effective Date,

Kazumasa Wakuno
LAPIS SEMICONDUCTOR CO., LTD.		POWER INTEGRATIONS, LTD. d.b.a. POWER INTEGRATIONS INTERNATIONAL, LTD.
Signature:	/s/ Kazumasa Wakuno	Signature:	/s/ Sunil Gupta
Name:	Kazumasa Wakuno	Name:	Sunil Gupta
Title:	President	Title:	President
Date:	June 23, 2025	Date:	June 23, 2025

Exhibit F

1.1The [***] Process, which shall be considered as a part of PI PROCESSES, will be transferred by PI to the [***] of the [***] on or before a date mutually agreed upon by the Parties.  Certain equipment for the [***] will be consigned by POWER INTEGRATIONS SINGAPORE PTE LTD. (“PI SINGAPORE”) to LAPIS under the EQUIPMENT CONSIGNMENT AGREEMENT between PI SINGAPORE and LAPIS.

1.2LAPIS shall use its best efforts to qualify the [***] related equipment and the [***] to supply [***] from the LAPIS facility as soon as practicable after the Amendment Effective Date.  Qualification will be in accordance with a qualification plan mutually agreed upon in writing between LAPIS and PI.  Qualification shall not be complete until the date PI reasonably agrees in writing that the foregoing qualification plan has been met.

1.3The [***] will be used by LAPIS solely for manufacturing [***] for PI, and for PI research and development activities.

1.4PI will consign to LAPIS an [***] (“[***]”), an [***] (“[***]”), as identified in Addendum A, for the establishment of a [***].  The [***], [***], the [***] and the [***] will be dedicated and used exclusively for PI manufacturing and will not be used for other manufacturing.

1.5PI shall provide LAPIS with the wafer substrates necessary for the manufacture of [***] including but not limited to [***] and [***] (“[***]”), free of charge, under this Amendment.  The [***] shall be delivered in accordance with the specifications, quantities, and delivery schedule separately agreed upon by PI and LAPIS.  LAPIS shall handle the [***] with due care; however, in the event that any portion of the [***] is scrapped during the manufacturing process due to reasons attributable to LAPIS, PI and LAPIS shall discuss and mutually agree on terms and conditions for the compensation by LAPIS.

1.6PI will advance LAPIS [***].  LAPIS will spend [***] in [***], [***], and [***] for the tools as identified in Addendum A.  The other tools will not be limited to use for PI only, as long as capacity for PI [***] is not negatively impacted.  The [***] [***] will be borne by

LAPIS,. If any additional cost needed for the [***] equipment is expected to significantly exceed [***], or if any additional [***] equipment is needed, a prior written notice from LAPIS to PI is required, and PI and LAPIS shall negotiate in good faith to determine the allocation of such costs.

1.7LAPIS will provide a [***] with a maximum capacity of [***] per month.

1.8The base price of each [***] will be [***] to which the exchange rate sharing formula will be applied, in a manner consistent with the pricing currency fluctuation sharing of other [***] at LAPIS.

1.9LAPIS will reimburse PI [***] for each [***] delivered and accepted by PI, to which amount the exchange rate sharing formula will not be applied. The reimbursement will expire when LAPIS has delivered and PI has accepted [***] for a total [***] amount of [***]; provided, however, that if the total actual cost has changed from the total estimated cost set out in Addendum A, then PI and LAPIS shall discuss and mutually agree on a revised schedule of total reimbursement herein.

1.10 If PI terminates the Agreement, then LAPIS shall have no obligation to make any payment to PI or deliver any equipment (including, but not limited to [***] and [***]) pursuant to Exhibit F.

1.11If the Agreement is terminated by LAPIS before the expiration date of the Agreement, then LAPIS shall, at PI’s election, either immediately:

(a)Pay PI the difference between [***] and the number of wafers delivered by LAPIS and accepted by PI, times [***]

(b)Transfer the [***] the [***], the [***] and the [***] to a location specified by PI, at PI’s expense.

1.12If the Agreement expires before the reimbursement is complete, then LAPIS shall, at PI’s election, either immediately:

(a) Transfer the [***] the [***], the [***] and the [***] to a location specified by PI, at PI’s expense, or

(b) both parties will discuss in good faith the remaining reimbursement.

ADDENDUM A

Equipment	Model	Estimated Cost	Actual Cost
[***]	[***]	[***]	TBD
[***]	[***]	[***]	TBD
[***]	[***]	[***]	TBD
[***]	[***]	[***]	TBD
[***]	[***]	[***]	TBD
[***]	[***]	[***]	TBD
[***]	[***]	[***]	TBD
[***]	[***]	[***]	TBD
[***]	[***]	[***]	TBD
[***]	[***]	[***]	TBD
[***]	[***]	[***]	TBD
[***]	[***]	[***]	TBD
[***]	[***]	[***]	TBD
[***]	[***]	[***]	TBD
[***]	[***]	[***]	TBD
Total Cost		[***]	TBD